                        ANNUAL REPORT / OCTOBER 31, 2001

                         AIM MID CAP OPPORTUNITIES FUND


                                 [COVER IMAGE}


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                 THE ARTIST'S GARDEN AT VETHEUIL BY CLAUDE MONET

  A BEAUTIFUL GARDEN, SUCH AS THE ONE DEPICTED IN MONET'S CLASSIC PAINTING, IS

USUALLY A PLEASING COMBINATION OF MANY DIFFERENT FLOWERING PLANTS. SIMILARLY, IN

      AIM MID CAP OPPORTUNITIES FUND, WE SEEK TO OWN THE STOCKS OF A BROAD

  CROSS-SECTION OF RAPIDLY GROWING MID-SIZE COMPANIES IN AN EFFORT TO PRODUCE

                            ATTRACTIVE TOTAL RETURN.

                     -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Mid Cap Opportunities Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.
o   The fund is closed to new investors.
o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may decrease the fund's total return.
o A significant portion of the fund's returns during certain periods was attributable to its investments in IPOs. These investments had a magnified impact when the fund's asset base was relatively small. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the fund's total return. For additional information regarding the impact of IPO investments on the fund's performance, please see the fund's prospectus.
o Leveraging and short selling, along with other hedging strategies, may present higher risks, but also offer greater potential rewards. Short sales are riskier because they rely on the managers' ability to anticipate a security's future value. The fund, which is not a complete investment program, may not be appropriate for all investors. There is no guarantee that the fund managers' investment strategies will help investors attain their goals. Please see the prospectus for more information about specific investment strategies and risks.
o Investing in small and mid-size companies may involve risks not associated with investing in more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.
o The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a well-known global investment bank.
o The unmanaged Lipper Mid-Cap Growth Fund Index represents an average of the performance of the 30 largest mid-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o   The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P
    500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
o The unmanaged Standard & Poor's MidCap 400 Index (the S&P 400) represents the performance of mid-capitalization stocks.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                   DEAR FELLOW SHAREHOLDER:

[PHOTO OF          We understand how challenging the fiscal year covered by this
ROBERT H.          report--October 31, 2000, to October 31, 2001--has been. Even
GRAHAM]            before September's terrorist attacks, the slowdown in the
                   economy and equity markets had been more persistent than anyone anticipated. Domestically, the S&P 500 lost 24.89% over the year while the Nasdaq Composite fell 49.84%. There was no comfort overseas--the MSCI World Index declined
                   25.51%. Growth-oriented investing was particularly out of favor, but value-oriented investing also ended up with negative returns.
                        As usually occurs during difficult stock markets,
                   fixed-income investments, particularly high-quality ones, did well. The broad-based Lehman Aggregate Bond Index was up
                   14.56% for the year.
                        To give you some idea of how harsh the equity
                   environment has been, for major domestic and global
benchmarks--the S&P 500, the Dow Jones Industrials, the Nasdaq and the MSCI World--the year ended October 31 was the worst one since the famous bear market of 1973-74. It was also the first year since 1990 during which both the S&P 500 and the MSCI World declined.

YOUR FUND'S PERFORMANCE
Your fund's total return for the fiscal year was disappointing. For example, Class A shares of AIM Mid Cap Opportunities Fund lost 30.67% at net asset value. However, the fund's alternative investment strategy, which employs both leveraging and short selling, helped the fund in comparison with its benchmarks. As shown in the long-term performance chart later in this report, since their inception late in 1998, your fund's Class A shares have significantly outperformed their benchmarks.
   The following pages contain your portfolio managers' discussion of how they managed the portfolio, how markets affected the fund, and the fund's long-term record. If you have questions or comments, please contact us through our Web site, www.aimfunds.com.

NATIONAL AND MARKET RESILIENCE: GOOD REASONS FOR OPTIMISM
Into the trying economic environment of 2001 came the unthinkable attacks of September 11. Our stock markets closed for nearly a week, and consumer confidence was rattled. As the fiscal year closed, the United States was at war and markets were in a cautious mood.
   But as I write, about 12 weeks after the attacks and just over a month after the fiscal year closed, the war is going very well indeed, and the main domestic benchmarks--the Dow Industrials, the S&P 500 and the Nasdaq--are rebounding. All three had reached their year-to-date low for 2001 on September 21. From that low, as of December 7 the Dow was up more than 22%, the S&P more than 20%. The Nasdaq, typically subject to wider swings, was up more than 42%.
   Historically, a rising stock market has presaged better times in the economy. So all in all, there is good reason to believe 2002, and the years ahead, will prove more agreeable than 2001 has been. The market we have just been through is unlike anything we have seen in a generation, but our long-term economic story is a resounding success, and America's potential remains unlimited.

WHAT SHOULD INVESTORS DO NOW?
In view of the September 11 events and the bear market in equities, many of our shareholders have asked us what they should do about their investments. We at AIM intend to stay concentrated on the long term--which we consider the most advisable course for our shareholders too.
   Abruptly changing your portfolio on the basis of short-term events and market moves is rarely beneficial. As we have reminded shareholders on many occasions, if you pull out of the market for a short period and miss a few of its best days, odds are your long-term returns will be adversely affected. And portfolio diversification, as the disparate performance of equity and fixed-income investments during this fiscal year shows, remains critical to any investment plan. Now more than ever, we encourage you to stay in touch with your financial advisor, who is familiar with your goals and time horizon and can help you stay focused on those goals.
   We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H.GRAHAM
Robert H. Graham
Chairman
December 10, 2001

AIM MID CAP OPPORTUNITIES FUND SUFFERS IN BEAR MARKET

HOW DID THE FUND PERFORM IN SUCH AN ADVERSE ECONOMY?
The year has been a very bruising one for stocks of all kinds. Nearly all equity indexes ended the year with losses. Market declines were of historic proportions. It has been even worse for growth stocks than for value stocks--indeed, the worst year for growth stocks since the aftermath of the market crash of 1929 and the bear market of 1973-74. Since AIM Mid Cap Opportunities Fund employs a growth approach, it has faced challenges similar to those of other growth funds. However, the fund's use of alternative strategies to manage market risk enabled it to moderate the damage compared to its peers.
    For the fiscal year ended October 31, 2001, total return at net asset value (excluding sales charges) was -30.67% for Class A shares and -31.21% for Class B and Class C shares. These returns considerably bested those of the comparable group of funds measured by the Lipper Mid-Cap Growth Fund Index, which returned -40.73%.
    The S&P MidCap 400 Index, a broader index that includes value as well as growth stocks, returned -12.45% for the same period.
    The fund was so successful at mitigating risk in the face of the year's fierce volatility that its performance was highlighted in such publications as Smartmoney.com.

HOW WAS THE FUND AFFECTED BY MARKET AND ECONOMIC CONDITIONS?
The September terrorist attacks compounded an already difficult situation for the stock market and the economy. Even before the attacks, major market indexes had been declining for more than a year, due to concern over deteriorating corporate earnings, a slowing economy and rising unemployment.
    Following the attacks, stock markets were closed for nearly a week--the longest suspension of trading activity since the Great Depression of the 1930s. After markets reopened on September 17, the Dow experienced its worst week in more than 60 years, losing more than 14% of its value in just five days. All cap sizes were negatively affected. However, after reaching a low on September 21, markets began to bounce back, and continued to rise through the end of the fund's fiscal year.
    The short positions the fund was holding before the attacks served it well during the market's plunge. Functioning as shock absorbers, they helped buffer the volatility, which is the main reason the fund holds short positions.
    The year's other major influence on the market was the Federal Reserve, which reduced short-term interest rates nine times to boost corporate profitability and stimulate the economy. Some of the interest rate cuts occurred between regularly scheduled meetings, catching the market--and the fund--by surprise. These intermeeting rate cuts hurt the fund, as some of its short positions were in stocks whose prices bounced up after the cuts.


FUND AT A GLANCE

AIM Mid Cap Opportunities Fund seeks long-term capital appreciation.

INVESTMENT STYLE: GROWTH (Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success)

o   Invests in mid-size company growth stocks

o Employs short selling and leveraging to maximize returns and reduce volatility

o Uses hedging techniques that may present higher risks but potentially higher rewards

o Seeks out companies offering special opportunities such as technological advances or competitive changes

FUND PERFORMANCE VERSUS INDEXES

Average Annual Total Returns, (excluding sales charges)
Since inception - 12/30/1998-10/31/01

================================================================================

FUND CLASS A SHARES        22.63%

S&P MIDCAP 400 INDEX        6.20%

LIPPER MID-CAP GROWTH
FUND INDEX                  0.65%

================================================================================

PORTFOLIO COMPOSITION
As of 10/31/01, based on total net

==========================================================================================================
TOP 10 EQUITY HOLDINGS                                    TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------------
 1. Merix Corp.                               2.3%        1. Semiconductors                        13.6%

 2. Medicis Pharmaceutical Corp.-Class A      2.2         2. Electronic Equipment & Instruments     6.6

 3. Semtech Corp.                             2.2         3. Diversified Financial Services         6.5

 4. Teva Pharmaceutical Industries Ltd.-ADR   2.0         4. Telecommunications Equipment           5.9

 5. Lehman Brothers Holdings Inc.             1.9         5. Broadcasting & Cable TV                4.8

 6. AFLAC, Inc.                               1.9         6. Pharmaceuticals                        4.7

 7. Edwards (A.G.), Inc.                      1.8         7. Health Care Equipment                  3.9

 8. UTStarcom, Inc.                           1.8         8. Health Care Distributors & Services    3.9

 9. Conexant Systems, Inc.                    1.7         9. Biotechnology                          3.8

10. Univision Communications Inc.-Class A     1.5        10. Diversified Commercial Services        3.7

==========================================================================================================
TOP 10 SHORT POSITIONS
----------------------------------------------------------------------------------------------------------
 1. Allergan, Inc.                            1.0%

 2. Starbucks Corp.                           0.8

 3. Sunoco, Inc.                              0.7

 4. Sunrise Assisted Living, Inc.             0.6

 5. Nucor Corp.                               0.6

 6. Williams-Sonoma, Inc.                     0.6

 7. CBRL Group, Inc.                          0.5

 8. EMC Corp.                                 0.5

 9. 99 Cents Only Stores                      0.5

10. UnitedHealth Group Inc.                   0.5

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

==========================================================================================================


WHAT WAS AIM MID CAP OPPORTUNITIES FUND'S RESPONSE TO THESE INFLUENCES?
The fund moved more of its portfolio into core growth holdings--the stocks of well-established companies with long-term records of above-average earnings growth--and relied less on earnings momentum as a buying criterion, since few firms could demonstrate an increasing rate of earnings during the prevailing recessionary climate. As of October 31, 2001, the fund had 97 long positions.
    There was a slight increase in technology holdings during the third quarter as the fund positioned itself to participate in economic recovery. The fund shifted its emphasis from software and services toward semiconductors, which have an extremely wide usage base because they form a crucial part of virtually all electronic equipment. Financial holdings decreased somewhat, tilting toward diversified financial services. Holdings declined in specialty retail and apparel as well as oil and gas drilling and equipment.

WHAT WERE SOME HOLDINGS THAT CONTRIBUTED POSITIVELY TO THE FUND'S RESULTS?
Our focus on earnings growth and quality have particularly drawn our attention toward the health care sector, which experienced an especially strong second quarter this year, then soared after September 11. The fund substantially increased its holdings in health care equipment, distributors and services, pharmaceuticals and biotechnology. Besides helping performance, the health care sector provided good defensive positions. Among recent successes during the third quarter of 2001 were long positions in LabCorp of America, one of the world's largest clinical laboratories, and Cytyc Corp., which markets sample preparation systems for medical diagnostics.
    Among top contributors in short positions was coffee specialist Starbucks.

HOW DID CONDITIONS STAND IN THE ECONOMY AND THE MARKET AT THE END OF THE FISCAL YEAR?
Signals were mixed. U.S. gross domestic product posted annualized growth of -1.1% in the third quarter, the lowest GDP in a decade. Inflation and oil prices remained low. Unemployment increased sharply from 4.9% in September to 5.4% in October. Consumer spending plummeted immediately following the terrorist attacks, but soared in October, as buyers responded briskly to low home mortgage interest rates and car dealers' offers of 0% financing.
    Though the terrorist attacks certainly dimmed hopes that a turnaround would be quick for the economy or the markets, the U.S. economy remained fundamentally sound. The S&P 500 began climbing after a low on September 21, and was still climbing at the end of October. Continued rate cuts by the Fed and proposed economic stimulus packages indicate the U.S. government's strong commitment to helping stabilize and stimulate the economy. Many economists predict several more months of weak corporate earnings before an upturn, but as always, timing is impossible to predict accurately.


          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/01, including sales charges
================================================================================
CLASS A SHARES
 Inception (12/30/98)     20.21%
 1 Year                  -34.47

CLASS B SHARES
 Inception (11/12/99)     -7.58%
 1 Year                  -34.65

CLASS C SHARES
 Inception (11/12/99)     -5.64%
 1 Year                  -31.90


In addition to returns as of the close of the fiscal year, industry regulations require us to provide the fund's average annual total returns (including sales charges) for the periods ended 9/30/01 (the most recent calendar quarter end), which are as follows. Class A shares, one year, -40.04%; inception (12/30/98), 19.19%. Class B shares, one year, -40.14%; inception (11/12/99), -9.74%. Class C shares, one year, -37.64%; inception (11/12/99), -7.76%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT
12/30/98-10/31/01

================================================================================
MID CAP OPPORTUNITIES CLASS A       S&P MIDCAP 400        LIPPER MID-CAP GROWTH
1/99      9450                      1/99     10000              10000
         10310                               10496               9611
          9847.03                             9680               9107
         11255.2                             10371               9362
4/99     12474.1                    4/99     10796              10100
         13116.5                             10751              10145
         13768.4                             11617              10686
7/99     14911.2                    7/99     11458              10460
         15525.5                             11399              10102
         16214.9                             11732               9790
10/99    17027.2                    10/99    12769              10289
         19222                               14371              10829
         21311.5                             17368              11473
1/00     21228.3                    1/00     17070              11149
         27384.6                             21347              11930
         27855.6                             19845              12928
4/00     25212.1                    4/00     17227              12477
         23371.6                             15678              12321
         25054.3                             18115              12502
7/00     24688.6                    7/00     17363              12700
         25910.6                             19634              14118
         25534.9                             18690              14022
10/00    24301.6                    10/00    17178              13547
         21584.7                             13586              12524
         23466.9                             14565              13482
1/01     23173.5                    1/01     14763              13783
         21208.4                             12549              12996
         18992.1                             11217              12030
4/01     20224.7                    4/01     12696              13357
         19702.9                             12800              13668
         19494.1                             12750              13614
7/01     18940.4                    7/01     12079              13411
         18218.8                             11270              12972
         16202                                9645              11358
10/01    16850.1                    10/01    10182              11860


                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================
The chart on the right compares AIM Mid Cap Opportunities Fund Class A shares to benchmark indexes. It is intended to give you an idea of how your fund performed compared to those indexes over the period 12/30/98 - 10/31/01. (The data for the indexes are for the period 12/31/98 - 10/31/01.)
    It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the S&P MidCap 400 Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment. An index of funds such as the Lipper Mid- Cap Growth Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.
    Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.
    Performance shown in the chart and table does not reflect taxes a shareholder would pay on fund distributions or on redemption of fund shares. Performance of the indexes does not reflect the effects of taxes either.

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law.
    For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK PHOTO]

 A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company

AIM eDELIVERY CAN REDUCE YOUR PAPER MAIL

You can have fund reports and prospectuses delivered electronically! When you sign up for eDelivery, we will e-mail you a link, and you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    To enroll, go to www.aimfunds.com, select "Your AIM Account," long in, click on the "Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, eDelivery is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                               MARKET
                                                 SHARES        VALUE
COMMON STOCKS & OTHER EQUITY
INTERESTS-86.70%

AEROSPACE & DEFENSE-1.11%

Aeroflex Inc.(a)                                  250,000   $  3,667,500
========================================================================

APPAREL RETAIL-2.60%

Charlotte Russe Holding Inc.(a)                   200,000      2,840,000
------------------------------------------------------------------------
Christopher & Banks Corp.(a)(b)                    95,000      3,130,250
------------------------------------------------------------------------
Too Inc.(a)                                       100,000      2,661,000
========================================================================
                                                               8,631,250
========================================================================

APPLICATION SOFTWARE-3.00%

Cerner Corp.(a)                                    30,000      1,612,500
------------------------------------------------------------------------
Informatica Corp.(a)(b)                           325,000      3,012,750
------------------------------------------------------------------------
Nuance Communications Inc.(a)                     175,000      1,412,250
------------------------------------------------------------------------
Peregrine Systems, Inc.(a)                        100,000      1,444,000
------------------------------------------------------------------------
SeaChange International, Inc.(a)(b)               100,000      2,460,000
========================================================================
                                                               9,941,500
========================================================================

BANKS-0.56%

Investors Financial Services Corp.                 35,000      1,851,500
========================================================================

BIOTECHNOLOGY-3.84%

Genzyme Corp.(a)                                   80,000      4,316,000
------------------------------------------------------------------------
ICOS Corporation(a)                                30,000      1,732,500
------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                      65,000      3,898,700
------------------------------------------------------------------------
Invitrogen Corp.(a)                                45,000      2,760,300
========================================================================
                                                              12,707,500
========================================================================

BROADCASTING & CABLE TV-4.80%

Cablevision Systems Corp.-Class A(a)              112,500      3,853,125
------------------------------------------------------------------------
Cox Radio, Inc.-Class A(a)                        205,000      4,448,500
------------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                    154,800      2,594,448
------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)          200,000      5,000,000
========================================================================
                                                              15,896,073
========================================================================

COMPUTER & ELECTRONICS RETAIL-0.69%

CDW Computer Centers, Inc.(a)                      50,000      2,302,500
========================================================================

CONSTRUCTION & ENGINEERING-0.66%

Shaw Group Inc. (The)(a)                           80,000      2,200,000
========================================================================

DATA PROCESSING SERVICES-0.80%

National Data Corp.                                75,000      2,640,000
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-3.70%

Apollo Group, Inc.-Class A(a)                      50,000      2,032,500
------------------------------------------------------------------------
DiamondCluster International, Inc.-Class A(a)     292,400      3,011,720
------------------------------------------------------------------------
IMS Health Inc.                                   200,000      4,274,000
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
DIVERSIFIED COMMERCIAL SERVICES-(CONTINUED)

Iron Mountain Inc.(a)                              75,000   $  2,928,750
========================================================================
                                                              12,246,970
========================================================================

DIVERSIFIED FINANCIAL SERVICES-6.50%

Edwards (A.G.), Inc.(b)                           150,000      5,931,000
------------------------------------------------------------------------
Legg Mason, Inc.                                  100,000      4,211,000
------------------------------------------------------------------------
Lehman Brothers Holdings Inc.(b)                  100,000      6,246,000
------------------------------------------------------------------------
SEI Investments Co.                               115,400      3,548,550
------------------------------------------------------------------------
Charles Schwab Corp. (The)(b)                     125,000      1,610,000
========================================================================
                                                              21,546,550
========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-6.64%

Celestica (Canada)(a)(b)                           75,000      2,574,000
------------------------------------------------------------------------
Merix Corp.(a)(b)                                 450,900      7,611,192
------------------------------------------------------------------------
Millipore Corp.                                    50,000      2,615,000
------------------------------------------------------------------------
Plexus Corp.(a)                                   125,000      3,125,000
------------------------------------------------------------------------
SCI Systems, Inc.(a)                               80,000      1,624,800
------------------------------------------------------------------------
Tech Data Corp.(a)                                 50,000      2,134,500
------------------------------------------------------------------------
Waters Corp.(a)                                    65,000      2,306,850
========================================================================
                                                              21,991,342
========================================================================

ENVIRONMENTAL SERVICES-0.39%

Tetra Tech, Inc.                                   49,700      1,284,059
========================================================================

GENERAL MERCHANDISE STORES-0.76%

Family Dollar Stores, Inc.                         87,100      2,513,706
========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-3.89%

AdvancePCS(a)                                      25,000      1,519,250
------------------------------------------------------------------------
AmerisourceBergen Corp.                            65,700      4,175,892
------------------------------------------------------------------------
Apria Healthcare Group Inc.(a)                    125,000      2,875,000
------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)            50,000      4,310,000
========================================================================
                                                              12,880,142
========================================================================

HEALTH CARE EQUIPMENT-3.92%

Becton, Dickinson & Co.                            75,000      2,685,000
------------------------------------------------------------------------
Biomet, Inc.(a)                                   150,000      4,575,000
------------------------------------------------------------------------
Cytyc Corp.(a)                                    100,200      2,627,244
------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                          100,000      3,091,000
========================================================================
                                                              12,978,244
========================================================================

HEALTH CARE FACILITIES-1.42%

Triad Hospitals, Inc.(a)                          175,000      4,707,500
========================================================================

INDUSTRIAL MACHINERY-0.80%

CoorsTek, Inc.(a)                                 100,000      2,650,000
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

INTERNET SOFTWARE & SERVICES-2.09%

EarthLink, Inc.(a)                                225,000   $  3,296,250
------------------------------------------------------------------------
SonicWALL, Inc.(a)                                125,000      1,775,000
------------------------------------------------------------------------
Vignette Corp.(a)                                 400,000      1,872,000
========================================================================
                                                               6,943,250
========================================================================

IT CONSULTING & SERVICES-2.47%

Affiliated Computer Services, Inc.-Class A(a)      50,000      4,402,500
------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                      150,000      3,780,000
========================================================================
                                                               8,182,500
========================================================================

LIFE & HEALTH INSURANCE-1.84%

AFLAC, Inc.                                       250,000      6,115,000
========================================================================

MANAGED HEALTH CARE-1.33%

Caremark Rx, Inc.(a)                              330,000      4,422,000
========================================================================

MOVIES & ENTERTAINMENT-1.48%

Macrovision Corp.(a)                              200,000      4,922,000
========================================================================

OIL & GAS DRILLING-0.93%

Nabors Industries, Inc.(a)(b)                     100,000      3,074,000
========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.08%

BJ Services Co.(a)                                 50,000      1,279,500
------------------------------------------------------------------------
Smith International, Inc.(a)(b)                    70,000      3,311,000
------------------------------------------------------------------------
Veritas DGC Inc.(a)                               150,000      2,304,000
========================================================================
                                                               6,894,500
========================================================================

PHARMACEUTICALS-4.70%

CIMA Labs Inc.(a)                                  35,000      1,891,750
------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)           125,000      7,211,250
------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        105,000      6,489,000
========================================================================
                                                              15,592,000
========================================================================

RESTAURANTS-0.85%

Outback Steakhouse, Inc.(a)                        97,500      2,812,875
========================================================================

SEMICONDUCTOR EQUIPMENT-2.03%

Amkor Technology, Inc.(a)                         160,000      1,992,000
------------------------------------------------------------------------
Photronics, Inc.(a)                               100,000      2,482,000
------------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(a)                                          75,000      2,253,000
========================================================================
                                                               6,727,000
========================================================================

SEMICONDUCTORS-12.24%

Altera Corp.(a)                                   210,000      4,242,000
------------------------------------------------------------------------
Chartered Semiconductor Manufacturing
  Ltd.-ADR (Singapore)(a)                         150,000      2,934,000
------------------------------------------------------------------------
Conexant Systems, Inc.(a)                         550,000      5,582,500
------------------------------------------------------------------------
Cree, Inc.(a)                                     125,000      2,243,750
------------------------------------------------------------------------
Elantec Semiconductor, Inc.(a)                    100,000      3,269,000
------------------------------------------------------------------------
Genesis Microchip Inc. (Canada)                    75,000      3,451,553
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
SEMICONDUCTORS-(CONTINUED)

Integrated Device Technology, Inc.(a)              60,000   $  1,671,000
------------------------------------------------------------------------
Microchip Technology Inc.(a)                      150,000      4,683,000
------------------------------------------------------------------------
RF Micro Devices, Inc.(a)                         129,700      2,651,068
------------------------------------------------------------------------
Semtech Corp.(a)                                  190,000      7,172,500
------------------------------------------------------------------------
TriQuint Semiconductor, Inc.(a)                   150,000      2,652,000
========================================================================
                                                              40,552,371
========================================================================

SPECIALTY CHEMICALS-1.28%

OM Group, Inc.                                     70,000      4,238,500
========================================================================

SYSTEMS SOFTWARE-0.64%

VERITAS Software Corp.(a)                          75,000      2,128,500
========================================================================

TELECOMMUNICATIONS EQUIPMENT-5.81%

ADC Telecommunications, Inc.(a)                   500,000      2,275,000
------------------------------------------------------------------------
Advanced Fibre Communications, Inc.(a)            100,000      1,863,000
------------------------------------------------------------------------
Harmonic Inc.(a)                                  525,000      4,236,750
------------------------------------------------------------------------
JDS Uniphase Corp.(a)                             250,000      1,997,500
------------------------------------------------------------------------
Polycom, Inc.(a)                                  100,000      2,998,000
------------------------------------------------------------------------
UTStarcom, Inc.(a)                                250,000      5,870,000
========================================================================
                                                              19,240,250
========================================================================

TOBACCO-0.85%

R.J. Reynolds Tobacco Holdings, Inc.(b)            50,000      2,802,000
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $294,702,396)                          287,283,082
========================================================================

                                               PRINCIPAL
                                                 AMOUNT
CONVERTIBLE NOTES-3.92%

HEALTH CARE FACILITIES-0.71%

Service Corp. International, Unsec. Sub.
  Conv. Notes, 6.75%, 06/22/08                 $2,000,000      2,335,000
========================================================================

SEMICONDUCTOR EQUIPMENT-0.80%

ASML Holding N.V. (Netherlands), Conv. Sub.
  Yankee Notes, 5.75%, 10/15/06 (Acquired
  10/17/01; Cost $2,500,000)(c)                 2,500,000      2,650,000
========================================================================

SEMICONDUCTORS-1.36%

Conexant Systems Inc., Conv. Sub. Notes,
  4.00%, 02/01/07                               8,000,000      4,520,000
========================================================================

SYSTEMS SOFTWARE-0.98%

Network Associates, Inc., Conv. Sub. Notes,
  5.25%, 08/15/06 (Acquired 08/13/01; Cost
  $2,500,000)(c)                                2,500,000      3,256,250
========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.07%

Kestrel Solutions, Conv. Sub. Notes,
  5.50%, 07/15/05 (Acquired 07/20/00-
    10/10/00; Cost $4,762,500)(c)(d)            4,750,000        237,500
========================================================================
    Total Convertible Notes (Cost
      $15,777,249)                                            12,998,750
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

U.S. TREASURY SECURITIES-1.21%

U.S. TREASURY BILLS-1.21%

  2.56%, 12/20/01 (Cost $3,988,403)(e)         $4,000,000   $  3,988,403
========================================================================

                                                NUMBER
                                                  OF       EXERCISE   EXPIRATION
                                               CONTRACTS    PRICE        DATE
PUT OPTIONS PURCHASED-1.86%

Nasdaq 100 Index                                   192      $1,250      Dec-01        1,130,880
-----------------------------------------------------------------------------------------------
Philadelphia Oil Service Sector Index            1,000          70      Nov-01           67,500
-----------------------------------------------------------------------------------------------
S & P 500 Index                                    395       1,050      Nov-01          870,975
-----------------------------------------------------------------------------------------------
S & P 500 Index                                  1,022       1,050      Dec-01        4,103,330
===============================================================================================
    Total Put Options Purchased (Cost
      $6,510,114)                                                                     6,172,685
===============================================================================================

                                                                MARKET
                                                 SHARES         VALUE
MONEY MARKET FUNDS-10.11%

STIC Liquid Assets Portfolio(f)                 16,757,106   $ 16,757,106
-------------------------------------------------------------------------
STIC Prime Portfolio(f)                         16,757,106     16,757,106
=========================================================================
    Total Money Market Funds (Cost
      $33,514,212)                                             33,514,212
=========================================================================
TOTAL INVESTMENTS-103.80%
  (Cost $354,492,374)                                         343,957,132
=========================================================================
OTHER ASSETS LESS LIABILITIES-(3.80%)                         (12,602,000)
=========================================================================
NET ASSETS-100.00%                                           $331,355,132
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Conv.   - Convertible
Sub.    - Subordinated
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b)  A portion of this security is subject to call options written. See Note 7.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 10/31/01, which was $6,143,750, represented 1.85% of the Fund's net assets.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees.
(e) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(f) The money market fund and the Fund are affiliated by having the same investment advisor.
(g) Collateral on short sales was segregated by the Fund in the amount of $43,824,300 which represents 121.86% of market value.

See Notes to Financial Statements.

SECURITIES SOLD SHORT
October 31, 2001

                                               SHARES
                                                SOLD       MARKET
                                                SHORT       VALUE
SECURITIES SOLD SHORT(g)

Administaff, Inc.                               60,000   $ 1,349,400
--------------------------------------------------------------------
Alamosa Holdings, Inc.                          31,100       437,888
--------------------------------------------------------------------
Allergan, Inc.                                  47,800     3,431,562
--------------------------------------------------------------------
AutoZone, Inc.                                  25,000     1,463,250
--------------------------------------------------------------------
Best Buy Co., Inc.                              25,000     1,372,500
--------------------------------------------------------------------
CBRL Group, Inc.                                70,000     1,757,700
--------------------------------------------------------------------
Cabot Microelectronics Corp.                    22,500     1,491,300
--------------------------------------------------------------------
Capital One Financial Corp.                     25,000     1,032,750
--------------------------------------------------------------------
Citrix Systems, Inc.                            35,000       819,000
--------------------------------------------------------------------
EMC Corp.                                      140,000     1,724,800
--------------------------------------------------------------------
Emulex Corp.                                    50,000     1,184,000
--------------------------------------------------------------------
MBNA Corp.                                      39,400     1,087,834
--------------------------------------------------------------------
99 Cents Only Stores                            47,600     1,692,180
--------------------------------------------------------------------
Nucor Corp.                                     50,000     2,065,000
--------------------------------------------------------------------
Oxford Health Plans, Inc.                       60,000     1,413,600
--------------------------------------------------------------------
Regions Financial Corp.                         60,000     1,614,600
--------------------------------------------------------------------
Starbucks Corp.                                147,500     2,525,200
--------------------------------------------------------------------
Sunoco, Inc.                                    65,000     2,432,950
--------------------------------------------------------------------
Sunrise Assisted Living, Inc.                   70,000     2,092,300
--------------------------------------------------------------------
UnitedHealth Group Inc.                         25,000     1,643,750
--------------------------------------------------------------------
Whole Foods Market, Inc.                        40,000     1,390,000
--------------------------------------------------------------------
Williams-Sonoma, Inc.                           75,000     1,942,500
====================================================================
    Total Securities Sold Short                          $35,964,064
____________________________________________________________________
====================================================================

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $354,492,374)                                 $343,957,132
------------------------------------------------------------
Cash                                               9,793,372
------------------------------------------------------------
Receivables for:
  Investments sold                                 4,751,490
------------------------------------------------------------
  Fund shares sold                                    32,452
------------------------------------------------------------
  Dividends and interest                             318,200
------------------------------------------------------------
  Investments sold short                          35,392,467
------------------------------------------------------------
  Short stock rebates                                 64,093
------------------------------------------------------------
Investment for deferred compensation plan             17,657
------------------------------------------------------------
Other assets                                         172,300
============================================================
    Total assets                                 394,499,163
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           23,991,808
------------------------------------------------------------
  Fund shares reacquired                           1,123,089
------------------------------------------------------------
  Options written (premiums received
    $1,501,685)                                    1,605,565
------------------------------------------------------------
  Deferred compensation plan                          17,657
------------------------------------------------------------
  Short positions covered                             12,608
------------------------------------------------------------
Market value of securities sold short
  (proceeds from short sales $35,392,467)         35,964,064
------------------------------------------------------------
Accrued distribution fees                            272,462
------------------------------------------------------------
Accrued trustees' fees                                 1,031
------------------------------------------------------------
Accrued transfer agent fees                           74,572
------------------------------------------------------------
Accrued operating expenses                            81,175
============================================================
    Total liabilities                             63,144,031
============================================================
Net assets applicable to shares outstanding     $331,355,132
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $155,355,657
____________________________________________________________
============================================================
Class B                                         $124,587,901
____________________________________________________________
============================================================
Class C                                         $ 51,411,574
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            9,642,033
____________________________________________________________
============================================================
Class B                                            7,842,576
____________________________________________________________
============================================================
Class C                                            3,235,878
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      16.11
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $16.11 divided by
      94.50%)                                   $      17.05
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      15.89
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      15.89
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Short stock rebates                            $   3,390,883
------------------------------------------------------------
Dividends (net of foreign withholding tax of
  $8,080)                                          1,133,094
------------------------------------------------------------
Dividends from affiliated money market funds       1,306,348
------------------------------------------------------------
Interest                                           1,375,378
============================================================
    Total investment income                        7,205,703
============================================================

EXPENSES:

Advisory fees                                      3,345,050
------------------------------------------------------------
Administrative services fees                         112,487
------------------------------------------------------------
Custodian fees                                        74,239
------------------------------------------------------------
Distribution fees -- Class A                         795,557
------------------------------------------------------------
Distribution fees -- Class B                       1,703,658
------------------------------------------------------------
Distribution fees -- Class C                         725,680
------------------------------------------------------------
Interest                                             310,312
------------------------------------------------------------
Transfer agent fees -- Class A                       327,368
------------------------------------------------------------
Transfer agent fees -- Class B                       273,326
------------------------------------------------------------
Transfer agent fees -- Class C                       116,425
------------------------------------------------------------
Trustees' fees                                        10,321
------------------------------------------------------------
Dividends on short sales                             137,593
------------------------------------------------------------
Other                                                422,799
============================================================
    Total expenses                                 8,354,815
============================================================
Less: Fees waived                                   (227,940)
------------------------------------------------------------
    Expenses paid indirectly                          (9,634)
============================================================
    Net expenses                                   8,117,241
============================================================
Net investment income (loss)                        (911,538)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES CONTRACTS, OPTION CONTRACTS AND
  SECURITIES SOLD SHORT:

Net realized gain (loss) from:
  Investment securities                         (175,713,555)
------------------------------------------------------------
  Foreign currencies                                  62,540
------------------------------------------------------------
  Futures contracts                               (7,590,369)
------------------------------------------------------------
  Option contracts written                         5,902,504
------------------------------------------------------------
  Securities sold short                           46,272,358
============================================================
                                                (131,066,522)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (52,229,961)
------------------------------------------------------------
  Option contracts written                         1,078,149
------------------------------------------------------------
  Securities sold short                            6,122,086
============================================================
                                                 (45,029,726)
============================================================
Net gain (loss) from investment securities,
  foreign currencies, futures contracts,
  option contracts and securities sold short    (176,096,248)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(177,007,786)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the year ended October 31, 2001, three months ended October 31, 2000, and the year ended July 31, 2000

                                                               YEAR ENDED      THREE MONTHS ENDED     YEAR ENDED
                                                               OCTOBER 31,        OCTOBER 31,          JULY 31,
                                                                  2001                2000               2000
                                                              -------------    ------------------    ------------
OPERATIONS:

  Net investment income (loss)                                $    (911,538)      $   (782,193)      $ (4,118,880)
-----------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts, option contracts
    and securities sold short                                  (131,066,522)        (3,070,298)       (36,506,999)
-----------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, option contracts and securities
    sold short                                                  (45,029,726)        (7,345,743)        40,346,572
=================================================================================================================
    Net increase (decrease) in net assets resulting from
       operations                                              (177,007,786)       (11,198,234)          (279,307)
=================================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                --                 --            (50,980)
-----------------------------------------------------------------------------------------------------------------
  Class B                                                                --                 --            (21,216)
-----------------------------------------------------------------------------------------------------------------
  Class C                                                                --                 --             (6,678)
-----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                                --                 --           (685,956)
-----------------------------------------------------------------------------------------------------------------
  Class B                                                                --                 --             (9,194)
-----------------------------------------------------------------------------------------------------------------
  Class C                                                                --                 --             (2,917)
-----------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (69,317,840)       (21,186,960)       329,734,266
-----------------------------------------------------------------------------------------------------------------
  Class B                                                       (35,807,987)       (26,844,008)       255,671,637
-----------------------------------------------------------------------------------------------------------------
  Class C                                                       (17,779,325)        (1,596,885)       102,954,627
=================================================================================================================
    Net increase (decrease) in net assets                      (299,912,938)       (60,826,087)       687,304,282
=================================================================================================================

NET ASSETS:

  Beginning of year                                             631,268,070        692,094,157          4,789,875
=================================================================================================================
  End of year                                                 $ 331,355,132       $631,268,070       $692,094,157
_________________________________________________________________________________________________________________
=================================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 513,565,413       $637,331,518       $687,714,752
-----------------------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (20,830)           (32,785)           (31,466)
-----------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts,
    option contracts and securities sold short                 (170,978,732)       (39,849,670)       (36,753,879)
-----------------------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, option contracts and securities sold short      (11,210,719)        33,819,007         41,164,750
=================================================================================================================
                                                              $ 331,355,132       $631,268,070       $692,094,157
_________________________________________________________________________________________________________________
=================================================================================================================

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Mid Cap Opportunities Fund (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income and short stock rebate income are recorded on the accrual basis. Dividend income and dividend expense on short sales are recorded on the ex-dividend date.
     On October 31, 2001, undistributed net investment income was increased by $923,493, undistributed net realized gains decreased by $62,540 and paid in capital decreased by $860,953 as a result of foreign currency transactions, nondeductible stock issuance costs, and net operating loss reclassifications. Net assets of the Fund were unaffected by the above reclassifications.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The Fund's capital loss carryforward of $167,015,219 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD              EXPIRATION
   ------------              ----------
   $ 43,384,856           October 31, 2008
   ---------------------------------------
    123,630,363           October 31, 2009
   =======================================
   $167,015,219
   _______________________________________
   =======================================


E. Securities Sold Short -- The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in "A" above. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.
     The Fund realizes a gain if the price of the security declines between those dates. The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the statement of operations represents income earned on short sale proceeds held on deposit with the broker. The Fund may also earn or incur margin interest on short sales transactions. Margin interest is the income earned (expense incurred) as a result of the market value of securities sold short being less than (greater than) the proceeds received from the short sales.

F. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

G. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. Put Options -- The Fund may purchase and write put options including securities index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedge. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received.

I. Call Options -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
     An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund were unable to close an option it had written, it might be unable to sell the securities used as cover.

J. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

K. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

L. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes, based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.50% of the Fund's average daily net assets. The base management fee will be adjusted, on a monthly basis, (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment performance of the Class A shares exceeds the sum of 2.00% and the 12-month rolling investment record of the S&P MidCap 400 Index, or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment record of the S&P MidCap 400 Index less 2.00% exceeds the 12-month rolling investment performance of the Class A shares. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $638.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $112,487 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $382,950 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $568,255, $1,703,658 and $725,680, respectively, as compensation under the Plans. During the Fund's closing to new investors, AIM Distributors has agreed to waive 0.10% of the Fund's average daily net assets of Class A distribution plan fees. For the year ended October 31, 2001, AIM Distributors waived fees of $227,302 for Class A shares.
  AIM Distributors received commissions of $25,110, from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $73,666 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $3,965 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $8,429 and reductions in custodian fees of $1,205 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $9,634.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $240,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line. During the year ended October 31, 2001, the average outstanding daily balance of bank loans for the Fund was $4,986,301 with a weighted average interest rate of 5.92%.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $1,230,929,124 and $1,241,367,617, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 was as follows:

Aggregate unrealized appreciation of:
  Investment securities                                         $ 26,264,629
----------------------------------------------------------------------------
  Securities sold short                                            1,424,022
----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                                          (39,954,113)
----------------------------------------------------------------------------
  Securities sold short                                           (1,271,841)
============================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                    $(13,537,303)
____________________________________________________________________________
============================================================================
Cost of investments for tax purposes is $357,646,616.
Proceeds from securities sold short for tax purposes is $36,116,245.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2001 are summarized as follows:

                                                                CALL OPTION CONTRACTS
                                                              -------------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS      RECEIVED
                                                              ---------    ------------
Beginning of year                                                  577     $  1,757,910
---------------------------------------------------------------------------------------
Written                                                        111,034       47,792,133
---------------------------------------------------------------------------------------
Closed                                                         (85,451)     (45,402,118)
---------------------------------------------------------------------------------------
Exercised                                                       (9,940)      (1,916,321)
---------------------------------------------------------------------------------------
Expired                                                         (7,313)        (969,015)
=======================================================================================
End of year                                                      8,907     $  1,262,589
_______________________________________________________________________________________
=======================================================================================



    Open call options written at October 31, 2001 were as follows:

                                                                                             OCTOBER 31,       UNREALIZED
                                            CONTRACT    STRIKE    NUMBER OF     PREMIUMS         2001         APPRECIATION
ISSUE                                        MONTH      PRICE     CONTRACTS     RECEIVED     MARKET VALUE    (DEPRECIATION)
-----                                       --------    ------    ---------    ----------    ------------    --------------
ASML Holding N.V                             Dec-01     $17.5         656      $   54,446     $   44,280       $  10,166
---------------------------------------------------------------------------------------------------------------------------
Celestica                                    Nov-01        35         750         134,043        146,250         (12,207)
---------------------------------------------------------------------------------------------------------------------------
Charles Schwab Corp.                         Nov-01        15       1,250          41,248         15,625          25,623
---------------------------------------------------------------------------------------------------------------------------
Christopher & Banks Corp.                    Nov-01        35         318          43,565         35,775           7,790
---------------------------------------------------------------------------------------------------------------------------
Edwards (A.G.), Inc.                         Nov-01        40         500          55,998         57,500          (1,502)
---------------------------------------------------------------------------------------------------------------------------
Informatica Corp.                            Dec-01        10       1,100         128,696        118,250          10,446
---------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.               Nov-01        65         500          88,497         82,500           5,997
---------------------------------------------------------------------------------------------------------------------------
Merix Corp.                                  Nov-01      17.5         800          77,467         78,000            (533)
---------------------------------------------------------------------------------------------------------------------------
Nabors Industries, Inc.                      Nov-01      27.5       1,000         136,995        360,000        (223,005)
---------------------------------------------------------------------------------------------------------------------------
Nasdaq 100 Index                             Nov-01       160         189         178,977         94,500          84,477
---------------------------------------------------------------------------------------------------------------------------
Network Associates, Inc.                     Nov-01      17.5         700         155,395        154,000           1,395
---------------------------------------------------------------------------------------------------------------------------
R.J. Reynolds Tobacco Holdings, Inc.         Nov-01        60         500          41,498         18,750          22,748
---------------------------------------------------------------------------------------------------------------------------
SeaChange International, Inc.                Nov-01        25         394          67,766         62,055           5,711
---------------------------------------------------------------------------------------------------------------------------
Smith International, Inc.                    Nov-01        45         250          57,998        100,000         (42,002)
===========================================================================================================================
                                                                    8,907      $1,262,589     $1,367,485       $(104,896)
___________________________________________________________________________________________________________________________
===========================================================================================================================

NOTE 8-PUT OPTION CONTRACTS

Transactions in put options contracts written during the year ended October 31, 2001 are summarized as follows:

                                                                PUT OPTION CONTRACTS
                                                              -------------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS      RECEIVED
                                                              ---------    ------------
Beginning of year                                                2,294     $  2,838,986
---------------------------------------------------------------------------------------
Purchased                                                       26,270       10,975,868
---------------------------------------------------------------------------------------
Exercised                                                       (1,575)        (241,835)
---------------------------------------------------------------------------------------
Expired                                                         (2,000)        (774,442)
---------------------------------------------------------------------------------------
Closed                                                         (24,477)     (12,559,481)
=======================================================================================
End of year                                                        512          239,096
_______________________________________________________________________________________
=======================================================================================



    Open put option contracts written at October 31, 2001 were as follows:

                                                                                             OCTOBER 31,
                                              CONTRACT    STRIKE    NUMBER OF    PREMIUMS        2001         UNREALIZED
ISSUE                                          MONTH      PRICE     CONTRACTS    RECEIVED    MARKET VALUE    APPRECIATION
-----                                         --------    ------    ---------    --------    ------------    ------------
S & P 500 Index                                Dec-01      $825        512       $239,096      $238,080         $1,016
_________________________________________________________________________________________________________________________
=========================================================================================================================


NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the year ended October 31, 2001, the three-month period ended October 31, 2000 and the year ended July 31, 2000 were as follows:

                                              OCTOBER 31, 2001               OCTOBER 31, 2000               JULY 31, 2000
                                         ---------------------------    --------------------------    --------------------------
                                           SHARES         AMOUNT          SHARES         AMOUNT         SHARES         AMOUNT
                                         ----------    -------------    ----------    ------------    ----------    ------------
Sold:
  Class A                                 1,187,465    $  23,683,488       417,143    $  9,934,754    15,903,016    $376,526,177
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                   532,694       10,439,436       211,940       5,023,336    11,676,896     275,160,286
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                   264,490        5,376,573       103,476       2,494,786     4,564,213     109,937,385
================================================================================================================================
Issued as reinvestment of dividends:
  Class A                                        --               --            --              --        39,350         706,157
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                        --               --            --              --         1,107          21,560
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                        --               --            --              --           511           9,927
================================================================================================================================
Reacquired:
  Class A                                (4,899,783)     (93,001,328)   (1,297,544)    (31,121,714)   (2,011,095)    (47,498,068)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                (2,466,649)     (46,247,423)   (1,300,931)    (31,867,344)     (812,481)    (19,510,209)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                (1,234,206)     (23,155,898)     (171,489)     (4,091,671)     (291,117)     (6,992,685)
================================================================================================================================
                                         (6,615,989)   $(122,905,152)   (2,037,405)   $(49,627,853)   29,070,400    $688,360,530
________________________________________________________________________________________________________________________________
================================================================================================================================

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                           ----------------------------------------------------------------------
                                                                                                             DECEMBER 30, 1998
                                                           YEAR ENDED    THREE MONTHS ENDED   YEAR ENDED      (DATE OPERATIONS
                                                           OCTOBER 31,      OCTOBER 31,        JULY 31,    COMMENCED) TO JULY 31,
                                                             2001(a)            2000           2000(a)              1999
                                                           -----------   ------------------   ----------   ----------------------
Net asset value, beginning of period                        $  23.17          $  23.62         $  15.78            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  0.04             (0.01)           (0.18)            (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (7.10)            (0.44)            9.92              5.82
=================================================================================================================================
    Total from investment operations                           (7.06)            (0.45)            9.74              5.78
=================================================================================================================================
Less distributions:
  Dividends from net investment income                            --                --            (0.02)               --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           --                --            (1.88)               --
=================================================================================================================================
    Total distributions                                           --                --            (1.90)               --
=================================================================================================================================
Net asset value, end of period                              $  16.11          $  23.17         $  23.62            $15.78
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                               (30.47)%           (1.91)%          65.58%            57.80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $155,356          $309,391         $336,203            $4,790
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets (including
  interest expense and dividends on short sales expense):
  With fee waivers                                              1.33%(c)          2.06%(d)         2.33%             2.28%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           1.43%(c)          2.16%(d)         2.40%             7.55%(d)
=================================================================================================================================
Ratio of expenses to average net assets (excluding
  interest expense and dividends on short sales expense):
  With fee waivers                                              1.24%(c)          1.93%(d)         2.08%             2.19%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           1.34%(c)          2.03%(d)         2.15%             7.46%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                        0.20%(c)         (0.08)%(d)       (0.80)%           (0.79)%(d)
=================================================================================================================================
Ratio of interest expense and dividends on short sales
  expense to average net assets                                 0.09%(c)          0.13%(d)         0.25%             0.09%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                          289%               49%             196%              135%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $227,302,059.
(d)  Annualized.

                                                                                       CLASS B
                                                              ---------------------------------------------------------
                                                                                                   NOVEMBER 12, 1999
                                                              YEAR ENDED    THREE MONTHS ENDED        (DATE SALES
                                                              OCTOBER 31,      OCTOBER 31,       COMMENCED) TO JULY 31,
                                                                2001(a)            2000                 2000(a)
                                                              -----------   ------------------   ----------------------
Net asset value, beginning of period                           $  23.02          $  23.51               $  17.83
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.11)            (0.05)                 (0.28)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (7.02)            (0.44)                  5.97
=======================================================================================================================
    Total from investment operations                              (7.13)            (0.49)                  5.69
=======================================================================================================================
Less dividends from net investment income                            --                --                  (0.01)
=======================================================================================================================
Net asset value, end of period                                 $  15.89          $  23.02               $  23.51
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                  (30.97)%           (2.08)%                31.95%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $124,588          $225,060               $255,439
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense)                    2.10%(c)          2.81%(d)               3.08%(d)
=======================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense)                    2.00%(c)          2.68%(d)               2.83%(d)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets       (0.57)%(c)        (0.83)%(d)             (1.55)%(d)
=======================================================================================================================
Ratio of interest expense and dividends on short sales
  expense to average net assets                                    0.09%(c)          0.13%(d)               0.25%(d)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                             289%               49%                   196%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $170,365,771.
(d)  Annualized.

                                                                                       CLASS C
                                                              ---------------------------------------------------------
                                                                                                   NOVEMBER 12, 1999
                                                              YEAR ENDED    THREE MONTHS ENDED        (DATE SALES
                                                              OCTOBER 31,      OCTOBER 31,       COMMENCED) TO JULY 31,
                                                                2001(a)            2000                 2000(a)
                                                              -----------   ------------------   ----------------------
Net asset value, beginning of period                            $ 23.02          $ 23.51                $  17.83
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.11)           (0.05)                  (0.28)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (7.02)           (0.44)                   5.97
=======================================================================================================================
    Total from investment operations                              (7.13)           (0.49)                   5.69
=======================================================================================================================
Less dividends from net investment income                            --               --                   (0.01)
=======================================================================================================================
Net asset value, end of period                                  $ 15.89          $ 23.02                $  23.51
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                  (30.97)%          (2.08)%                 31.95%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $51,412          $96,817                $100,452
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense)                    2.10%(c)         2.81%(d)                3.08%(d)
=======================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense)                    2.00%(c)         2.68%(d)                2.83%(d)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets       (0.57)%(c)       (0.83)%(d)              (1.55)%(d)
=======================================================================================================================
Ratio of interest expense and dividends on short sales
  expense to average net assets                                    0.09%(c)         0.13%(d)                0.25%(d)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                             289%              49%                    196%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $72,568,039.
(d)  Annualized.

                       REPORT OF INDEPENDENT AUDITORS

                       To the Shareholders of AIM Mid Cap Opportunities Fund
                       And Board of Trustees of AIM Special Opportunities Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Mid Cap Opportunities Fund (a portfolio AIM Special Opportunities Funds), including the schedule of investments, as of October 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the three months ended October 31, 2000 and the year ended July 31, 2000, and the financial highlights for the periods presented from commencement of operations through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those statements and financial highlights.
                         We conducted our audit in accordance with auditing
                       standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
                         In our opinion, the 2001 financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Mid Cap Opportunities Fund at October 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                       ERNST & YOUNG LLP

                       Houston, Texas
                       December 10, 2001

BOARD OF TRUSTEES                              OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                               Robert H. Graham                        11 Greenway Plaza
Chairman, President and                        Chairman and President                  Suite 100
Chief Executive Officer                                                                Houston, TX 77046
A I M Management Group Inc.                    Carol F. Relihan
                                               Senior Vice President and Secretary     INVESTMENT ADVISOR
Frank S. Bayley
Partner, Baker & McKenzie                      Gary T. Crum                            A I M Advisors, Inc.
                                               Senior Vice President                   11 Greenway Plaza
Bruce L. Crockett                                                                      Suite 100
Director                                       Edgar M. Larsen                         Houston, TX 77046
ACE Limited;                                   Senior Vice President
Formerly Director, President, and                                                      TRANSFER AGENT
Chief Executive Officer                        Dana R. Sutton
COMSAT Corporation                             Vice President and Treasurer            A I M Fund Services, Inc.
                                                                                       P.O. Box 4739
Owen Daly II                                   Melville B. Cox                         Houston, TX 77210-4739
Formerly, Director                             Vice President
Cortland Trust, Inc.                                                                   CUSTODIAN
                                               Mary J. Benson
Albert R. Dowden                               Assistant Vice President and            State Street Bank and Trust Company
Chairman,                                      Assistant Treasurer                     225 Franklin Street
The Cortland Trust, Inc. and                                                           Boston, MA 02110
DHJ Media, Inc.; and                           Sheri Morris
Director, Magellan Insurance Company,          Assistant Vice President and            COUNSEL TO THE FUND
Formerly Director, President and               Assistant Treasurer
Chief Executive Officer,                                                               Ballard Spahr
Volvo Group North America, Inc.; and                                                   Andrews & Ingersoll, LLP
Senior Vice President, AB Volvo                                                        1735 Market Street
                                                                                       Philadelphia, PA 19103
Edward K. Dunn Jr.
Formerly, Chairman, Mercantile Mortgage Corp.;                                         COUNSEL TO THE TRUSTEES
Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and                                               Kramer, Levin, Naftalis & Frankel LLP
President, Mercantile Bankshares                                                       919 Third Avenue
                                                                                       New York, NY 10022
Jack M. Fields
Chief Executive Officer                                                                DISTRIBUTOR
Twenty First Century Group, Inc.;
Formerly Member                                                                        A I M Distributors, Inc.
of the U.S. House of Representatives                                                   11 Greenway Plaza
                                                                                       Suite 100
Carl Frischling                                                                        Houston, TX 77046
Partner
Kramer, Levin, Naftalis & Frankel LLP                                                  AUDITORS

Prema Mathai-Davis                                                                     Ernst & Young
Member, Visiting Committee,                                                            1221 McKinney, Suite 2400
Harvard University Graduate School                                                     Houston, TX 77010-2007
of Education, New School University;
Formerly Chief Executive Officer,
YWCA of the U.S.A.

Lewis F. Pennock
Partner, Pennock & Cooper

Ruth H. Quigley
Private Investor

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

                                         EQUITY FUNDS

    DOMESTIC EQUITY FUNDS                INTERNATIONAL/GLOBAL EQUITY FUNDS             A I M Management Group Inc. has provided
                                                                                       leadership in the mutual fund industry since
       MORE AGGRESSIVE                           MORE AGGRESSIVE                       1976 and managed approximately $141 billion
                                                                                       in assets for 10.1 million shareholders,
AIM Small Cap Opportunities(1)           AIM Developing Markets                        including individual investors, corporate
AIM Mid Cap Opportunities(1)             AIM European Small Company                    clients and financial institutions, as of
AIM Large Cap Opportunities(1)           AIM Asian Growth                              September 30, 2001.
AIM Emerging Growth                      AIM International Emerging Growth                 The AIM Family of Funds--Registered
AIM Small Cap Growth                     AIM Global Aggressive Growth                  Trademark-- is distributed nationwide, and
AIM Aggressive Growth                    AIM European Development                      AIM today is the tenth-largest mutual fund
AIM Mid Cap Growth                       AIM Euroland Growth                           complex in the United States in assets under
AIM Dent Demographic Trends              AIM International Equity                      management, according to Strategic Insight,
AIM Constellation                        AIM Global Growth                             an independent mutual fund monitor. AIM is a
AIM Large Cap Growth                     AIM Worldwide Spectrum                        subsidiary of AMVESCAP PLC, one of the
AIM Weingarten                           AIM Global Trends                             world's largest independent financial
AIM Small Cap Equity                     AIM International Value(3)                    services companies with $361 billion in
AIM Capital Development                                                                assets under management as of September 30,
AIM Charter                                    MORE CONSERVATIVE                       2001.
AIM Mid Cap Equity
AIM Select Equity(2)                          SECTOR EQUITY FUNDS
AIM Value II
AIM Value                                       MORE AGGRESSIVE
AIM Blue Chip
AIM Basic Value                          AIM New Technology
AIM Large Cap Basic Value                AIM Global Telecommunications and Technology
AIM Balanced                             AIM Global Energy(4)
AIM Basic Balanced                       AIM Global Infrastructure
                                         AIM Global Financial Services
    MORE CONSERVATIVE                    AIM Global Health Care
                                         AIM Global Utilities
                                         AIM Real Estate(5)

                                               MORE CONSERVATIVE

                         FIXED-INCOME FUNDS

 TAXABLE FIXED-INCOME FUNDS              TAX-FREE FIXED-INCOME FUNDS

      MORE AGGRESSIVE                          MORE AGGRESSIVE

AIM High Yield II                        AIM High Income Municipal
AIM High Yield                           AIM Municipal Bond
AIM Strategic Income                     AIM Tax-Free Intermediate
AIM Income                               AIM Tax-Exempt Cash
AIM Global Income
AIM Intermediate Government                   MORE CONSERVATIVE
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3)On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4)On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5)On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after January 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARD LOGO APPEARS HERE]                         [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M DISTRIBUTORS, INC.                                                MCO-AR-1